Exhibit 10.10

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of December, 2012, by and among (a) SILICON VALLEY BANK, a California corporation with a loan production office located at 230 West Monroe, Suite 720, Chicago, Illinois 60606 (“Bank”), and (b) (i) MATTERSIGHT CORPORATION, a Delaware corporation (“Mattersight Corporation”), (ii). MATTERSIGHT EUROPE HOLDING CORPORATION, a Delaware corporation (“Mattersight Europe”), and (iii) MATTERSIGHT INTERNATIONAL HOLDING, INC., an Illinois corporation (“Mattersight International”; and together with Mattersight Corporation and Mattersight Europe, jointly and severally, individually and collectively, ‘‘Borrower”).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 29, 2012 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement,

C. Borrower has requested that Bank amend the Loan Agreement to (a) extend the due date of Borrower’s annual operating budgets and financial projections, and (b) amend the definition entitled “Quick Assets” set forth in Section 13.1 thereof.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 The Loan Agreement shall be amended by deleting the following appearing as Section 6.2(h) thereof:

“(h) Board-Approved Projections. As soon as available, but no later than the last day of each fiscal year of Borrower, and contemporaneously with any updates or changes thereto, (i) annual operating budgets (including, without limitation, income statements, balance sheets and cash flow statements) for the immediately following fiscal year of Borrower, and (ii) annual financial projections for the immediately following fiscal year of Borrower as approved by the Board, together with any related business forecasts used in the preparation of such annual financial projections, all prepared in a form reasonably satisfactory to Bank; and”

and inserting in lieu thereof the following:

“(h) Board-Approved Projections. As soon as available, but no later than (x) February 15, 2013, with respect to Borrower’s fiscal year commencing January 1, 2013, and (y) the last day of each fiscal year of Borrower with respect to each fiscal year of Borrower thereafter, and contemporaneously with any updates or changes thereto, (i) annual operating budgets (including, without limitation, income statements, balance sheets and cash flow statements) for the immediately following fiscal year of Borrower, and (ii) annual financial projections for the immediately following fiscal year of Borrower as approved by the Board, together with any related business forecasts used in the preparation of such annual financial projections, all prepared in a form reasonably satisfactory to Bank; and”

2.2The Loan Agreement shall be amended by deleting the following definition appearing alphabetically in Section 13.1 thereof:

“        “Quick Assets” is, on any date, Borrower’s consolidated, unrestricted and unencumbered cash maintained with Bank or Bank’s Affiliates, plus net billed accounts receivable determined according to GAAP.”

and inserting in lieu thereof the following:

“        “Quick Assets” is, on any date, Borrower’s consolidated, unrestricted and unencumbered cash maintained with Bank or Bank’s Affiliates, plus gross billed accounts receivable determined according to GAAP.”

2.3The Loan Agreement shall be amended by deleting the Compliance Certificate attached as Exhibit C thereto and inserting the Compliance Certificate attached as Schedule 1 hereto.

3. Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Ratification of Perfection Certificate. Each Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 29, 2012 between such Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information such Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

MATTERSIGHT CORPORATION

By:	/s/ Christine R. Carsen
Name:	Christine R. Carsen
Title:	Vice President, General Counsel and Corporate Secretary

MATTERSIGHT EUROPE HOLDING CORPORATION

By:	/s/ Christine R. Carsen
Name:	Christine R. Carsen
Title:	Secretary

MATTERSIGHT INTERNATIONAL HOLDING, INC.

By:	/s/ Christine R. Carsen
Name:	Christine R. Carsen
Title:	Secretary

BANK:

SILICON VALLEY BANK

By:	/s/ Dennis P. Grant
Name:	Dennis P. Grant
Title:	RM

SCHEDULE 1

EXHIBIT C

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:

FROM: MATTERSIGHT CORPORATION, MATTERSIGHT EUROPE HOLDING CORPORATION, AND MATTERSIGHT INTERNATIONAL HOLDING, INC. (jointly and severally, individually and collectively, “Borrower”)

The undersigned authorized officer of Borrower certifies that under the terms and conditions of the Loan and Security Agreement among Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower, except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that is determined not just at the date this certificate is delivered, Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies’’ column.

Reporting Covenant	Required	Complies
Monthly consolidating financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual consolidating financial statement (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R, A/P Agings, and Deferred Revenue reports	Monthly within 30 days	Yes No
Board-approved Projections	Annually prior to FYE (FY 2013 due on 1/31/2013)	Yes No

Financial Covenant	Required	Actual	Complies
Minimum Adjusted Quick Ratio (at all times, to be tested monthly)	1.5:1,0	:1.0	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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MATTERSIGHT CORPORATION	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
MATTERSIGHT EUROPE HOLDING CORPORATION	AUTHORIZED SIGNER

Date:

By:	Compliance Status: Yes No
Name:
Title:

MATTERSIGHT INTERNATIONAL HOLDING, INC.

By:
Name:
Title: